Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant  [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement              [ ]  Confidential, for use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[ ]  Definitive proxy statement
[X]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     HEALTH AND RETIREMENT PROPERTIES TRUST
                (Name of Registrant as Specified in its Charter)


________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

     ___________________________________________________________________________
(2)  Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ___________________________________________________________________________
(4)  Proposed maximum aggregate value of transaction:

     ___________________________________________________________________________
(5)  Total fee paid:

     ___________________________________________________________________________
[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid: ___________________________________________________
(2)  Form, Schedule or Registration Statement No.: _____________________________
(3)  Filing Party: _____________________________________________________________
(4)  Date Filed: _______________________________________________________________

                     HEALTH AND RETIREMENT PROPERTIES TRUST
                                400 Centre Street
                           Newton, Massachusetts 02158


                        NOTICE OF ADJOURNMENT IN PART OF
                         ANNUAL MEETING OF SHAREHOLDERS
                            to be held June 16, 1998

To the Shareholders of
  Health and Retirement Properties Trust

         Notice is hereby given that the Annual Meeting of Shareholders of Health and Retirement Properties Trust (the "Company"), which commenced May 12, 1998, has been adjourned in part until June 16, 1998. The meeting will reconvene at 9:00 A.M. on Tuesday, June 16, 1998 at the Company's offices at 400 Centre Street, 3rd Floor, Newton, Massachusetts, for the following purposes only:

         1. To elect one Trustee in Group III of the Company's Board of
Trustees.

         2. To consider and act upon such other matters as may properly come before the meeting.

         The Board of Trustees has previously fixed the close of business on March 23, 1998 as the record date for determination of the shareholders entitled to notice of and to vote at the meeting and at any adjournments thereof.

                                  By Order of the Board of Trustees,

                                  DAVID J. HEGARTY, Secretary

May 27, 1998

WHETHER OR NOT YOU EXPECT TO BE AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENVELOPE ENCLOSED HEREWITH.

                           ---------------------------

                            SUPPLEMENTAL MATERIAL TO
                      PROXY STATEMENT, DATED MARCH 31, 1998

                 Relating to the Annual Meeting of Shareholders,
     Commenced Tuesday, May 12, 1998 and Adjourned to Tuesday, June 16, 1998

         Notice of the adjournment of the Annual Meeting of Shareholders (the "Meeting") of Health and Retirement Properties Trust (the "Company") appears above. In connection with the prior solicitation of a proxy by the Board of Trustees of the Company (the "Board"), a proxy statement dated March 31, 1998 (the "Proxy Statement"), accompanied by the form of such proxy and a copy of the Company's Annual Report to Shareholders for the year ended December 31, 1997 (including audited financial statements of the Company), were first sent to shareholders on or about March 31, 1998. This Supplemental Material is first being sent to shareholders on or about May 27, 1998, for the purpose of supplementing the information in the Proxy Statement and should be read in conjunction with the Proxy Statement.

         The Meeting commenced on May 12, 1998. At the meeting, the shareholders voted to approve the change of the Company's name to "HRPT Properties Trust." The Board expects the name change to become effective July 1, 1998. Mr. Ralph J. Watts, the Board's proposed nominee for election as a Group III Trustee, died in April. At the Meeting, Mr. Patrick F. Donelan was nominated by the Board instead of Mr. Watts, and no other nominations were made. The Meeting was adjourned prior to voting on the election of Mr. Donelan.

         Enclosed is a form of proxy solicited by the Board with respect to the adjourned meeting. The cost of this supplemental solicitation will be borne by the Company. In addition to solicitation by mail, the Trustees and officers of the Company may solicit proxies personally or by telephone or telegram.

         The record date for the adjourned Meeting remains March 23, 1998, and only shareholders of record on such date are entitled to vote at the Meeting or any additional adjournment thereof. The only remaining scheduled item for the Meeting is voting on Mr. Donelan as the nominee for Group III Trustee. Any valid proxy delivered by a shareholder in connection with the Meeting will continue to be voted as described therein and in the Proxy Statement, unless such shareholder revokes such proxy any time prior to its exercise by delivery of a written revocation or a duly executed proxy (including in the form provided herewith) bearing a later date or by such shareholder's attending the Meeting and voting his or her common shares of beneficial interest, $.01 par value per share ("Common Shares"), in person. Unless revoked, proxies which would have been voted for Mr. Watts as Group III Trustee will be voted FOR the election of Mr. Donelan. A subsequent proxy in the enclosed form solicited by the Board will be voted as described in the Proxy Statement, read as though references therein to Mr. Watts were references to Mr. Donelan.

Item 1. Election of Trustee in Group III of the Board of Trustees.

         It is the intention of the persons authorized by the enclosed proxy or the proxy previously solicited by the Board to elect Patrick F. Donelan as the Trustee in Group III of the Board of Trustees. If elected, Mr. Donelan will hold office until the Company's 2001 Annual Meeting of Shareholders. To be elected, each nominee for Trustee of the Company must receive the vote of a majority of the Common Shares issued and outstanding. HRPT Advisors, Inc., an affiliate of REIT Management & Research, Inc., the Company's investment advisor, which has voting control over 3,912,138 Common Shares (approximately 3.7% of Common Shares outstanding and entitled to vote at the meeting), intends to vote in favor of the election of Mr. Donelan as the Group III Trustee. Mr. Donelan's principal occupation for the past five years and his age as of April 1, 1998 are as follows:

         PATRICK F. DONELAN  Age:  56

               Mr. Donelan has since 1996 been an Executive Vice President of Dresdner Kleinwort Benson North America LLC, a New York based banking institution which is a subsidiary of Dresdner Bank AG of Germany. Prior to 1996, Mr. Donelan was Chairman of Kleinwort Benson North America, Inc., a subsidiary of Kleinwort Benson Ltd. of England which was acquired by Dresdner Bank AG in 1995.

         Dresdner Kleinwort Benson North America LLC is agent and a lender under the Company's revolving bank credit facility. The Company uses such facility for interim acquisition funding and for working capital borrowings, and recently amended it to increase the maximum permitted borrowings from $450 million to $500 million and to extend the scheduled maturity from 2001 to 2002. The facility provides for interest on advances at LIBOR plus a spread, as well as for certain alternate interest rates, and the lenders and agents under the facility are entitled to receive certain fees.

         The Board of Trustees refers shareholders to the Proxy Statement for additional information relating to the matters discussed above.

                                        By Order of the Board of Trustees

                                        DAVID J. HEGARTY, President


Newton, Massachusetts
May 27, 1998


                                                                     HLRCM-LTR98

                     HEALTH AND RETIREMENT PROPERTIES TRUST
                 400 Centre Street, Newton, Massachusetts 02158

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints DAVID J. HEGARTY, GERARD M. MARTIN and BARRY M. PORTNOY, and each of them, as Proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes a majority of them, or any one if only one be present, to represent and to vote, as designated on the reverse side, all the Common Shares of Beneficial Interest of Health and Retirement Properties Trust held of record by the undersigned, or with respect to which the undersigned is entitled to vote or act, at the June 16, 1998 adjourned session of the Annual Meeting of Shareholders commenced May 12, 1998 or any adjournment or postponement thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no direction is made, this proxy will be voted FOR Proposal 1.

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                 PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND
                     RETURN PROMPTLY IN ENCLOSED ENVELOPE.
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NOTE: Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
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HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?


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


[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

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                     HEALTH AND RETIREMENT PROPERTIES TRUST
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RECORD DATE SHARES:


Please be sure to sign and date this Proxy Date

                                              ---------------------------------
                                              Date
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Shareholder sign here                         Co-owner sign here
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DETACH CARD



                                                    For          Withhold
                                                    [ ]             [ ]
1.   Election of Trustee in Group III:

     PATRICK F. DONELAN

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Mark box at right if an address change or comment has              [ ]
been noted on the reverse side of this card.
                                                                DETACH CARD